Licensing Agreements	12 Months Ended
Dec. 31, 2014
Research And Development Expense [Abstract]
Licensing Agreements
14.	LICENSING AGREEMENTS

Massachusetts Institute of Technology License — The Company’s license agreement with the Massachusetts Institute of Technology (“MIT”), as amended, requires the Company to pay MIT nonrefundable annual license maintenance fees that increase each year beginning in 2015 through 2020 and remain constant thereafter. The annual license fee is not material in any individual year. In addition, the Company may be required to pay milestone payments and/or product royalties in the event future partner collaborations or product sales incorporate technology covered by this license agreement. In connection with this agreement, the Company recorded research and development expense for annual maintenance fees of $10,000 each in the years ended December 31, 2014, 2013 and 2012.

Calando License — The Company has a product license agreement and a platform license agreement with Calando Pharmaceuticals, Inc. (“Calando”). Under the product license agreement, the Company may be required to pay Calando up to $32.8 million upon the achievement of specified regulatory and commercial milestones and pay tiered royalty payment ranging from low-to mid-single digits on commercial sales.

Under the platform license agreement, the Company was required to pay Calando a $250,000 clinical development milestone upon initiation of a Phase 1 clinical trial for CRLX301. In addition, the Company may be required to pay Calando up to $17.8 million upon the achievement of specified regulatory and commercial milestones and pay royalty payments ranging from low-to mid-single digits on commercial sales.

In connection with this agreement, the Company recorded research and development expense of $250,000 for the year ended December 31, 2014 upon initiation of the Phase 1 clinical trial for CRLX301 in December 2014.

In March 2014, Calando entered Chapter 7 bankruptcy in the District of Delaware and, as a result, the intellectual property rights the Company has obtained from Calando are subject to potential risks that may arise in connection with bankruptcy. For instance, while the Company’s ability to develop and/or commercialize its current product candidates and its ability to utilize its platform are not dependent on the rights that it licenses from Calando, its license agreements with Calando could be rejected in connection with Calando’s bankruptcy, in which case, the Company could, subject to elections and other rights and defenses that may be available to it, lose certain rights granted to it under such licenses. On March 3, 2015, Calando’s bankruptcy trustee submitted an application with the bankruptcy court seeking authority to retain a broker to sell Calando’s rights in certain assets including its rights in the license agreements with the Company, the Company has reserved its rights with respect to any such sale.

SUNY License — The Company is party to a license agreement with The Research Foundation of State University of New York (“SUNY”) for certain intellectual property. The agreement as amended requires the Company to pay nonrefundable annual license maintenance fees each year until the date of first commercial sale of a licensed product pursuant to the license agreement, as amended. The annual license fee is not material in any individual year. In the event of future partner collaborations or product sales incorporating technology covered by this license agreement, the Company may be required to pay milestone payments and/or product royalties. In connection with this agreement, the Company recorded research and development expense of $30,000, $25,000, and $10,000 for the years ended December 31, 2014, 2013 and 2012, respectively.